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                                                                       EXHIBIT 2

                                  FRED KASSNER
                                69 SPRING STREET
                            RAMSEY, NEW JERSEY  07446

                                        August 15, 1996


HealthPartners Funding, L.P.
c/o HealthPartners Financial Corporation
2 Wisconsin Circle
Suite 320
Chevy Chase, MD  20815

Dear Sirs:

          Reference is made to (i) the Loan Agreement dated as of July 14, 1995 by and among Universal Self Care, Inc. ("USC"), USC-Michigan, Inc. ("USCM"), PCS, Inc.-West ("PCS") and the undersigned, Fred Kassner ("Kassner"), the $2,000,000 Credit Facility Promissory Note issued thereunder, and all security agreements, financing statements and other collateral documents relating thereto, and (ii) the $250,000 Promissory Note dated June 28, 1995 issued to Kassner by USC and all security agreements, financing statements and other collateral documents relating thereto, all as amended to the dated hereof (including but not limited to the amendments pursuant to the Amendment to Loan Agreement and the letter agreement each dated January 17, 1996). Such loan agreements, promissory notes, security agreements, financing statements and other collateral documents are herein collectively referred to as the "Kassner Documents", and the indebtedness and obligations thereunder from time to time are herein collectively referred to as the "Debt". USC, USCM and PCS, together with their affiliates Diabetes Self Care, Inc. ("DSC"), Physicians Support Services, Inc. ("PSS") and Apperson Pharmacy, Inc., are herein collectively referred to as the "Borrowers".

          The Borrowers have advised Kassner that, on or about the date hereof, USC, PCS, DSC and PSS are entering into a Loan and Security Agreement and related agreements and instruments (collectively, the "Lender Documents") with HealthPartners Funding, L.P. (the "Lender"), pursuant to which the Lender will provide to such Borrowers a revolving line of credit which will be secured by liens and security interests in the collateral described in the attached EXHIBIT A (collectively, the "Collateral"). In connection with such transactions, the Borrowers have further advised Kassner that they have repurchased from Daiwa Healthco-1, Inc. ("Daiwa") all accounts receivable previously purchased by Daiwa from the Borrowers, and that the Borrowers will be obtaining a release from Daiwa HealthCo-1, Inc. ("Daiwa") of all liens and security interests heretofore held by Daiwa in any assets or property of the

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Borrowers; and such releases are a condition precedent to the effectiveness of the transactions pursuant to the Lender Documents.

          In furtherance of the foregoing, and in order to enable the Borrowers to obtain access to the funding pursuant to the Lender Documents, Kassner hereby confirms and agrees that, effective upon his execution and delivery hereof, (a) all liens and security interests which Kassner may hold (or claim to hold) in any of the Collateral (the "Kassner Liens") shall, without necessity of any further action by the Lender, the Borrowers or Kassner, automatically be and become junior and subordinate to all liens and security interests granted to the Lender in the Collateral at any time and from time to time (the "Senior Liens"), regardless of the time or order of filing of financing statements or any failure of perfection of the Senior Liens, and (b) pursuant to such subordination, Kassner will not be permitted to take (and Kassner hereby agrees not to take) any action in respect of the Kassner Liens or the Collateral or retain or apply any proceeds of any Collateral unless and until all obligations of the Borrowers to the Lender have been paid in full and the Borrowers have no further contractual right to borrow from the Lender. It is expressly understood that the Lender shall be under no obligation to Kassner with respect to any enforcement action in respect of the Collateral or any proceeds thereof, and Kassner hereby acknowledges that he is not relying upon the Lender with respect to any such matters.

          Kassner hereby further agrees that, until such time as all obligations of the Borrowers to the Lender have been paid in full and the Borrowers have no further contractual right to borrow from the Lender, except with the prior written consent of the Lender in each instance, (i) Kassner will not receive or accept, in any manner (including, without limitation, by set-off) any prepayments in respect of the Debt other than (A) scheduled payments of principal and interest thereon in accordance with the Kassner Documents as in effect on the date hereof, including any and all mandatory prepayments provided for therein, (B) set-off against the Debt for and in respect of the exercise price of common stock purchase warrants in USC held by Kassner, and (C) any voluntary prepayments made solely out of the net proceeds received by USC from any sale of its equity securities subsequent to the date hereof, (ii) Kassner will not require or accept any additional collateral or security for the Debt from the Borrowers or any of their corporate affiliates, (iii) Kassner shall not file or join in the filing, as a petitioning creditor, of any bankruptcy or insolvency proceeding filed against USC or any of its subsidiaries, and (iv) in the event and to the extent that Kassner shall receive any payment in respect of the Debt or the Collateral in violation of this agreement (including, without limitation, in violation of clause (b) above and/or in violation of this paragraph of this agreement), Kassner shall be deemed to have received such payments solely as the Lender's agent and shall immediately turn the same over in the form received (subject to endorsement where


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appropriate) to the Lender for application to the obligations of the Borrowers to the Lender, and until so turned over, such payments shall be held by Kassner in trust for the benefit of the Lender.

          By their acceptance hereof, the Borrowers hereby (i) acknowledge that Kassner has to the date hereof performed all of his obligations to date under all heretofore outstanding agreements relative to the outstanding loan arrangements between Kassner and the Borrowers, and Kassner shall be released and held harmless by the Borrowers from all claims, demands and liabilities hereunder and in respect thereof, (ii) agree that the Borrowers will not, without the prior written consent of Kassner, enter into any amendment or modification of their agreements with the Lender which would impair the validity or relative priority of Kassner's liens and security interests pursuant to the Kassner Documents (subject to the provisions of this agreement) and/or materially expand the categories of accounts receivable or lower the minimum requirements for accounts receivable which constitute "Qualified Accounts" under the Lender Documents, (iii) reaffirm their representations and warranties in the Kassner Documents, and the validity of all of the liens and security interests heretofore granted to Kassner as collateral security for the Debt (all of which collateral continues to be and remain collateral for the Debt from and after the effectiveness of this agreement), (iv) confirm the ongoing validity of the Debt, and that none of the amendments effected and to be effected by this agreement constitutes or shall constitute a novation of any of the Debt, and (v) confirm and agree that, except as and to the extent expressly provided in this agreement, all covenants, terms and conditions of the Kassner Documents shall remain unchanged and in full force and effect.

          In furtherance of the foregoing, Kassner will, from time to time upon request of the Lender or the Borrowers, execute and deliver to the Lender or the Borrowers, and at the Borrowers' sole cost and expense, (i) for filing, executed UCC-2 and UCC-3 amendments confirming, in respect of all recorded Kassner Liens, the subordination of the Kassner Liens as contemplated by clauses (a) and (b) above, (ii) for filing, UCC-2 and UCC-3 termination statements in respect of the existing lien filings in respect of the Kassner Liens, subject to the filing of new UCC-1 financing statements in replacement of the terminated filings (to be filed following the filing of the Lender's UCC-1 financing statements in the subject jurisdictions), and (iii) any and all further amendments, agreements and subordinations as may reasonably be required by the Borrowers or the Lender to confirm or evidence the subordination of the Kassner Liens.

          Anything elsewhere contained herein to the contrary notwithstanding, the subordination hereunder shall not in any manner affect or impair (i) the obligations of the Borrowers (to the extent provided in the Kassner Documents) to pay the


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obligations under the Debt in accordance with the stated payment terms thereof
(including mandatory prepayments as currently provided in the Kassner Documents), and (ii) any of the equity interests that Kassner holds in USC, including but not limited to any outstanding common stock, common stock purchase warrants, and registration rights relating thereto, all of which shall continue in full force and effect in accordance with the terms thereof.

                                        Very truly yours,


                                        Fred Kassner

Accepted, Confirmed and Agreed:

UNIVERSAL SELF CARE, INC.


By:
   --------------------------------
                         (Title)

USC-MICHIGAN, INC.


By:
   --------------------------------
                         (Title)

PCS, INC.-WEST


By:
   --------------------------------
                         (Title)

PHYSICIANS SUPPORT SERVICES, INC.


By:
   --------------------------------
                         (Title)

DIABETES SELF CARE, INC.


By:
   --------------------------------
                         (Title)

APPERSON PHARMACY, INC.


By:
   --------------------------------
                         (Title)


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